UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

CVS Health Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island, 02895

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (401) 765-1500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 5, 2022, CVS Health Corporation, a Delaware corporation (“CVS Health”) and Signify Health, Inc., a Delaware corporation (“Signify Health”), issued a joint press release announcing that on September 2, 2022, CVS Pharmacy, Inc., a Rhode Island corporation and wholly owned subsidiary of CVS Health (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Signify Health and Noah Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into Signify Health and whereupon Merger Subsidiary will cease to exist and Signify Health will be the surviving corporation and will continue as a wholly owned subsidiary of Parent (the “Merger”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, CVS Health and Signify Health will hold a joint conference call for analysts and investors on September 6, 2022 at 8:30 a.m. ET. An audio webcast of the conference call will be broadcast simultaneously on the Investor Relations portion of the CVS Health website at investors.cvshealth.com where it will be archived for a period of one year. A copy of the presentation materials used during this joint conference call is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health or Signify Health. Statements in this press release that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective SEC filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding the CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The press release and presentation may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including that Signify Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. This press release is not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC.

BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.signifyhealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify

Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.signifyhealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release, issued on September 5, 2022.

99.2	Joint Conference Call Presentation Materials, September 6, 2022.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022

CVS HEALTH CORPORATION

By:	/s/ Shawn Guertin
Name:	Shawn Guertin
Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

CVS Health to Acquire Signify Health

Advances long-term strategy by providing platform for growth in value-based care

WOONSOCKET, R.I., DALLAS and NEW YORK, Sept. 5, 2022 — CVS Health® (NYSE: CVS) and Signify Health (NYSE: SGFY) (“Signify”) have entered into a definitive agreement under which CVS Health will acquire Signify Health for $30.50 per share in cash, representing a total transaction value of approximately $8 billion.

Signify Health is a leader in Health Risk Assessments, value-based care and provider enablement. With a network of more than 10,000 clinicians across all 50 states and a nationwide value-based provider network, combined with its proprietary analytics and technology platforms, Signify Health is improving patient engagement, patient outcomes and care coordination for stakeholders across the health care system. Signify Health’s clinicians and providers can have an even greater impact by engaging with CVS Health’s unique collection of assets and connecting patients to care how and when they need it.

“Signify Health will play a critical role in advancing our health care services strategy and gives us a platform to accelerate our growth in value-based care,” said CVS Health President and CEO, Karen S. Lynch. “This acquisition will enhance our connection to consumers in the home and enables providers to better address patient needs as we execute our vision to redefine the health care experience. In addition, this combination will strengthen our ability to expand and develop new product offerings in a multi-payor approach.”

Signify Health’s network of clinicians – physicians, nurse practitioners and physician assistants – utilize home-based visits to identify a patient’s clinical and social needs, and then connect them to appropriate follow-up care and community-based resources in order for the patient to have a more connected, effective care experience. In 2022, Signify Health’s clinicians expect to connect with nearly 2.5 million unique members in the home, both in-person and virtually, and on average they spend 2.5 times longer with a patient in the home than providers spend in the average primary care office visit.

Notably, since acquiring Caravan Health in March 2022, Signify Health has further expanded its focus on value-based care and population health. Today, Caravan is already a partner to over 170 providers participating in accountable care organizations (ACOs) serving Medicare beneficiaries with a focus on improving the health of underserved communities. Signify Health recently announced that its ACOs generated more than $138 million in gross savings in 2021, and in 2023 the Caravan business is expected to serve ACOs representing over 700,000 people – rivaling many standalone platforms. As part of CVS Health, Signify Health will continue to advance its extensive primary care enablement capabilities, including turnkey analytics, network, and practice improvement solutions, to help providers transition to value-based reimbursement and improve quality of care.

“Signify Health’s mission is to build trusted relationships to make people healthier by using actionable intelligence to understand what’s really impacting outcomes and cost today,” said Kyle Armbrester, CEO of Signify Health. “As we carefully considered our long-term strategic options, we determined that CVS Health is the ideal partner, given its focus on expanding access to health services and helping consumers navigate to the best sites of care. We are both building an integrated experience that supports a more proactive, preventive and holistic approach to patient care, and I look forward to executing on our shared vision for the future of care delivery.”

“We formed Signify Health and recruited Kyle and the team to build a strategic innovation platform focused on leveraging technology as a catalyst for connecting key health care stakeholders to drive better patient outcomes,” said Matt Holt, Chairman of the Board, Signify Health and President of Private Equity and Managing Director at New Mountain Capital, which owns a majority stake in Signify Health. “Together with CVS Health, Signify is uniquely positioned to continue to lead the transformation to value-based care. We look forward to the significant impact this transaction will make on health care for years to come.”

Following the close of the transaction, Kyle Armbrester will continue to lead Signify Health as part of CVS Health. Signify Health’s extensive network of over 50 health plan clients and their members will further augment CVS Health’s longstanding and leading offering of payor-agnostic solutions for a diverse set of health plan and employer clients.

Transaction details

CVS Health will acquire Signify Health’s stock for $30.50 per share. CVS Health expects to fund the transaction with existing cash from its balance sheet and available resources and is committed to maintaining its current credit ratings. The transaction was approved by the Board of Directors at each of the respective companies. It is subject to approval by a majority of Signify Health’s stockholders, receipt of regulatory approval and satisfaction of other customary closing conditions. Private equity funds affiliated with New Mountain Capital, which owns approximately 60% of the common stock of Signify Health, have agreed to vote the shares they own in favor of the transaction, subject to customary exceptions. CVS Health and Signify Health anticipate that the transaction will close in the first half of 2023.

“This is a major step as we continue to execute on our strategy,” said CVS Health Executive Vice President and Chief Financial Officer Shawn Guertin. “We expect the acquisition to be meaningfully accretive to earnings and, as a result, are increasingly confident we can achieve our long-term adjusted EPS goals as outlined at our Investor Day in December 2021.”

Joint Conference Call and Webcast

CVS Health and Signify Health will hold a joint conference call for analysts and investors on September 6, 2022 at 8:30 a.m. ET. An audio webcast of the conference call will be broadcast simultaneously on the Investor Relations portion of the CVS Health website at investors.cvshealth.com where it will be archived for a period of one year.

Advisors

BofA Securities is serving as financial advisor to CVS Health. CVS Health was advised on legal matters by Fried, Frank, Harris, Shriver & Jacobson LLP, Dechert LLP, and McDermott Will & Emery LLP. Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. are serving as financial advisors to Signify Health. Ropes & Gray LLP is acting as Signify Health’s legal advisor.

About CVS Health

CVS Health® is the leading health solutions company, delivering care like no one else can. We reach more people and improve the health of communities across America through our local presence, digital channels and over 300,000 dedicated colleagues – including more than 40,000 physicians, pharmacists, nurses and nurse practitioners. Wherever and whenever people need us, we help them with their health – whether that’s managing chronic diseases, staying compliant with their medications or accessing affordable health and wellness services in the most convenient ways. We help people navigate the health care system – and their personal health care – by improving access, lowering costs and being a trusted partner for every meaningful moment of health. And we do it all with heart, each and every day. Follow @CVSHealth on social media.

About Signify Health

Signify Health is a leading health care platform that leverages advanced analytics, technology, and nationwide healthcare provider networks to create and power value-based payment programs. Our mission is to build trusted relationships to make people healthier. Our solutions support value-based payment programs by aligning financial incentives around outcomes, providing tools to health plans and healthcare organizations designed to assess and manage risk and identify actionable opportunities for improved patient outcomes, coordination, and cost-savings. Through our platform, we coordinate what we believe is a holistic suite of clinical, social, and behavioral services to address an individual’s healthcare needs and prevent adverse events that drive excess cost, all while shifting services towards the home.

CVS Health Contacts:

Media

T.J. Crawford

212-457-0583

CrawfordT2@CVSHealth.com

Investors

Larry McGrath

800-201-0938

investorinfo@cvshealth.com

Signify Health Contacts:

Media

Lynn Shepherd

610-613-7263

lshepherd@signifyhealth.com

Investors

Jason Plagman

investor.relations@signifyhealth.com

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Signify Health. Statements in this press release that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning

Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

This press release may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, unless stated otherwise herein, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including the filing by Signify Health of a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. This press release is not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC.

BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.signifyhealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com.

Exhibit 99.2 & Advancing Home-Centric, Value-Based Care September 6, 2022

Cautionary statement concerning forward-looking statements This presentation includes forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Signify Health, Inc. (“Signify Health”). Statements in this presentation that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K. You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding the CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise. This presentation may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, unless stated otherwise herein, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. 2 ©2022 CVS Health and/or one of its affiliates.

Key Transaction Terms • Acquiring 100% of Signify Health for a purchase consideration of $30.50 per share in cash Purchase Price • Equity value of $7.6 billion. Accounting for Signify net debt, equity appreciation rights and estimated fees and expenses, total transaction value of approx. $8 billion • Following the transaction close, Signify Health CEO Kyle Armbrester will continue to Management & lead Signify Health as part of CVS Health Organizational Structure • Signify Health will operate as a distinct, payor-agnostic business within CVS Health, led by members of Signify Health’s current management team • Transaction expected to close in the first half of 2023 Closing • Subject to regulatory approvals and other customary closing considerations 3 3 3 ©2 ©20 02 22 2 C CV VS S H He ea al lt th h a an nd d/ /o or r o on ne e o of i f it ts s a affi ffil li ia at te es s. .

Executive Summary Combining CVS Health and Signify Health is a major step forward in enhancing our care delivery strategy for consumers Signify Health brings a leading In-Home Health business and fast-growing Physician Enablement business The transaction is expected to be accretive to Adjusted EPS and significantly increases our confidence in delivering on our 2024 financial targets Signify Health will be operated as a distinct, payor-agnostic business under CVS Health serving health plans and provider organizations, benefiting from CVS Health’s broad local presence and complementary capabilities Signify Health brings a strong culture and management team with clear vision and industry expertise that will enhance CVS Health’s ability to provide primary care services 4 4 ©2022 CVS Health and/or one of its affiliates.

Signify Health's Capabilities Will Enable CVS Health to Expand Into the Home, Accelerate in Value-Based Care

In-Home Services & Care Coordination: Network of 10,000+ clinicians[1] deliver comprehensive health screenings that identify chronic conditions, close gaps in care and address social determinants of health

Provider Enablement: Signify Health's Caravan business provides turnkey analytics, network and practice improvement solutions to enable value-based care

- Leading provider of health risk assessments (HRAs) with **nearly 2.5 million patient home visits**, in-person and virtual, expected in 2022
- Broad network of **over 10K in-field clinicians** with reach across all 50 states[1]
- **700K+** Medicare ACO Beneficiaries Expected by 2023[2]
- **$138M+ in Gross Savings** for Provider Partners in 2021
- 75% of surveyed members view HRAs as more convenient, **80% would do again**
- Strong track record of double-digit growth: 2019-2021 **revenue and Adj. EBITDA CAGR of 24% and 35%**, respectively[3]

1. Credentialed or deployable to the home; not all 10,000+ clinicians are active at all times.
2. Refers to attributed beneficiaries and aligned PCPs in the Medicare Shared Savings Program.
3. See "Reconciliation from GAAP net loss to Adjusted EBITDA" in Signify Health's June 2022 Investor Presentation, available on Signify Health's investor website (https://s27.q4cdn.com/134673486/files/doc_downloads/SGFY-Investor-Presentation-June-2022.pdf) for a reconciliation of Adjusted EBITDA to net loss and the calculation of Adjusted EBITDA Margin.

5
©2022 CVS Health and/or one of its affiliates.
CVSHealth.

Transaction Will Deliver on CVS Health’s Vision to Improve Quality, Affordability, and Accessibility of Care Strategic Rationale CVS Health + Signify Health Opportunities • Enables CVS Health to enter the health risk ü Transform delivery of care for assessment business and acquire a consumers and providers nationwide foundation for future expansion into home health and primary careü Improve consumer engagement with trusted consumer health brand • Delivers a comprehensive, value-based physician enablement platform (Caravan ü Connect Signify patients to follow-up Health ) care using CVS Health’s community- • Strong culture and management team based footprint with clear vision and industry expertise ü Expand services with CVS Health • Comprehensive technology platform and capabilities to deliver greater value actionable data / insights help enable advanced value-based care, driving better ü Continued focus on serving all-payors outcomes and lower costs 6 ©2022 CVS Health and/or one of its affiliates.

A CVS Health and Signify Health Combination has Significant Financial Merit Attractive Financial Impact Meaningful Synergy Opportunities Accretive to Adjusted EPS following the close Overall health care cost reduction, improved (1) of the transaction patient outcomes, and enhanced revenue capture through increased HRA engagement Significantly progresses achievement of our long-term Adjusted EPS roadmap as outlined Clinical cost savings through improved care at our December 2021 Investor Day coordination and implementation of innovative care models and risk-based Meaningful tax benefits from the transaction programs structure Differentiated technology platform to support High-single digit return on invested capital and accelerate expansion opportunities over time as synergies are realized PBM and pharmacy collaboration opportunities 1. Excludes transaction and integration related costs. 7 7 ©2022 CVS Health and/or one of its affiliates.

Increasingly Confident In Our Long-Term Adjusted EPS Goals from 2021 Investor Day 2024E+ • Low double-digit 1 Y/Y growth • ~2% Adjusted EPS growth from new health services, 2023E including acceleration of foundational 2022E 1 businesses Adjusted EPS 2021A Signify Health’s strong financial profile and leading capabilities significantly increases our confidence in delivering on the long-term adjusted EPS goals implicit in our 2021 Investor Day forecast 1. Y/Y Growth and comments based on December 2021 Investor Day 8 ©2022 CVS Health and/or one of its affiliates.

Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including that Signify Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. This presentation is not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC. BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. 9 ©2022 CVS Health and/or one of its affiliates.

For additional questions, please contact: Tom Cowhey Senior Vice President, Capital Markets investorinfo@cvshealth.com Larry McGrath Senior Vice President, Business Development & Investor Relations 1-800-201-0938 investorinfo@cvshealth.com 10 ©2022 CVS Health and/or one of its affiliates.